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                                                                    EXHIBIT 23.3



                         INDEPENDENT AUDITORS' CONSENT



     We consent to the use in this Amendment No. 1 to the Registration Statement of Aearo Corporation on Form S-1 of our report dated May 31, 1996 related to the consolidated financial statements of Peltor Holdings AB, appearing in the Prospectus, which is part of this Amendment No. 1 to the Registration Statement.



     We also consent to the reference to us under the heading "Experts" in such Prospectus.



DELOITTE & TOUCHE AB



Malmo, Sweden


July 8, 1996